SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2007

COAST FINANCIAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-50433	14-1858265
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 – 6th Avenue, Suite 300, Bradenton, Florida	34205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 752-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 30, 2007, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 3, 2007, by and among First Banks, Inc., a Missouri corporation (“First Banks”), Coast Acquisition Corp., a Florida corporation and wholly-owned subsidiary of First Banks (“Acquisition Sub”), Coast Financial Holdings, Inc., a Florida corporation (the “Company”), and Coast Bank of Florida, a Florida state-chartered bank and wholly-owned subsidiary of the Company (the “Bank”): (i) Acquisition Sub was merged with and into the Company (the “Merger”) in accordance with the provisions of the Florida Business Corporation Act (the “FBCA”) and the separate corporate existence of Acquisition Sub thereupon ceased, and (ii) the Company, as the surviving corporation in the Merger, became a wholly-owned subsidiary of First Banks.

Pursuant to the Merger Agreement, each issued and outstanding common share of the Company (the “Common Shares”) was automatically converted into the right to receive $1.86 per share in cash, without interest.

The Merger Agreement was approved by a majority of the Company’s shareholders at a special meeting of the Company’s shareholders held on November 26, 2007.

The foregoing description of the Merger Agreement and the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on August 6, 2007, which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company has notified NASDAQ Global Market (“Nasdaq”) that each outstanding Common Share was cancelled and converted in the Merger into the right to receive $1.86 in cash, without interest, and has requested that Nasdaq file a notification of removal from listing on Form 25 with the Commission with respect to the Common Shares. In addition, the Company intends to file with the Commission a certification and notice of termination on Form 15 with respect to the Common Shares, requesting that the Common Shares be deregistered under Section 12(g) of the Exchange Act of 1934, as amended (the “Exchange Act”) and that the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification To Rights of Securities Holders.

Pursuant to the Merger Agreement, each outstanding Common Share was converted in the Merger into the right to receive $1.86 in cash, without interest. See the disclosure regarding the Merger and Merger Agreement under Item 2.01 above for additional information.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, the Company became a wholly-owned subsidiary of First Banks. See the disclosure regarding the Merger and the Merger Agreement under Item 2.01 above for additional information.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 30, 2007, contemporaneously with the effectiveness of the Merger, all of the Company’s directors were replaced with the directors of Coast Acquisition Corp.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated August 3, 2007, by and among First Banks, Inc., Coast Acquisition Corp., Coast Financial Holdings, Inc., and Coast Bank of Florida (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on August 6, 2007).

[Rest of Page Intentionally Blank. Signature on following Page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COAST FINANCIAL HOLDINGS, INC.

Date: December 3, 2007	By:	/s/ Terrance M. McCarthy
Terrance M. McCarthy, President

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated August 3, 2007, by and among First Banks, Inc., Coast Acquisition Corp., Coast Financial Holdings, Inc., and Coast Bank of Florida (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on August 6, 2007).